September 27, 2006
ADVANTAGE FUNDS, INC. –
DREYFUS PREMIER SMALL COMPANY GROWTH FUND

Supplement to Prospectus
Dated January 1, 2006

At a meeting of the Board of Directors of Advantage Funds, Inc., on behalf of Dreyfus Premier Small Company Growth Fund (the “Fund”), held on September 26, 2006, the Bond approved the liquidation of the Fund effective on or about November 14, 2006 (the “Liquidation Date”). Accordingly, effective on or about October 4, 2006, no new or subsequent investments in the Fund will be permitted.

In addition, effective on or about September 27, 2006, the contingent deferred sales charge applicable to redemptions of Class B and Class C shares and certain Class A and Class T shares of the Fund will be waived on any redemption of such Fund shares.

Fund shares held on the Liquidation Date in Dreyfus sponsored Individual Retirement Accounts (“IRAs”0 will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the “Money Market Fund”) to avoid penalties that may be imposed on holders of IRAs under the Internal Revenue Code if their Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of the Money Market Fund by calling 1-800-645-6561.